Exhibit 10.18

NEITHER THIS SECURITY NOR THE SECURITY INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Warrant No. W-July07-______

Void after 5:00 p.m., Eastern Standard Time on July 20, 2012

UNIT PURCHASE WARRANT

DRTATTOFF, LLC, a California limited liability company (the “Company”), hereby certifies that, for value received, Alex Tringas, located at 29 Eigin Parkway, Ft. Walton Beach, FL 32548 (the “Warrant Holder”) is the owner of the number of unit purchase warrants (“Warrants”) which entitles the holder thereof to purchase, at any time during the period commencing on the Commencement Date (as defined herein) and ending on the Expiration Date (as defined herein), One Thousand One Hundred Twelve (1112) fully paid and non-assessable units of Membership Interest (as defined in the Company's Operating Agreement dated as of July 5, 2005, as amended to date (the "Operating Agreement")) in the Company (each a "Unit"), each representing a Percentage Interest (as defined in the Operating Agreement) equal to 0.0009890% on a fully-diluted basis as of the date hereof at a purchase price equal to the Exercise Price (as defined below) in lawful money of the United States of America in cash, subject to adjustment as hereinafter provided. Each Unit shall include the right to receive allocations of Net Profits and Net Losses and distributions from the Company. For the avoidance of doubt, the securities which the Warrant Holder is permitted to purchase hereunder (whether prior to or after adjustment of the Warrant Units or securities to which this Warrant applies) shall be equal to 1.0998% of the total equity securities of the Company on a fully-diluted basis as of the date hereof.

1. WARRANT; EXERCISE PRICE.

1.1 This Warrant is issued pursuant to a Subscription Agreement dated as of the date hereof, by and among the Company and the Warrant Holder (the “Subscription Agreement”).

1.2 Each Warrant shall entitle the Warrant Holder to purchase one Unit (individually, a “Warrant Unit” severally, the “Warrant Units”). Each Warrant Unit shall provide the holder of such Unit with a capital account balance equal to the exercise price paid for such Warrant Unit.

1.3 The purchase price payable upon exercise of each Warrant (the “Exercise Price”) shall be (i) in the event that the Company completes a merger of the Company with and into Lifesciences Opportunities, Inc. (the "Merger"), (A) the actual exercise price for a Warrant issued in the Company's next equity financing (whether completed before, after or contemporaneously with the Merger), subject to any adjustments pursuant to Section 8 to make such Warrant equivalent to the Warrants hereunder, (B) if no Warrant is offered in the next equity financing (whether completed before, after or contemporaneously with the Merger), then in such event only, the purchase price per security which the Warrant Holder is entitled to purchase upon the exercise of this Warrant will be equal to the actual purchase price paid for each such security in the next equity financing, or (C) if no such financing is completed by the Company after the Merger, then the purchase price per security which the Warrant Holder is entitled to purchase shall be equal to (1) the Exercise Price identified in (ii) below (as adjusted by the provisions of Article 8), divided by (2) the number of shares or other securities issuable or exchangeable for each Warrant through the Merger) or (ii) if the Warrant is exercised prior to the Merger, then the exercise price shall be $92.72 per Unit, subject to any adjustments pursuant to Section 8. Notwithstanding the foregoing, the Exercise Price and number of Warrant Units purchasable pursuant to each Warrant are subject to adjustment as provided in Section 8.

2. EXERCISE OF WARRANT; EXPIRATION DATE.

2.1 This Warrant is exercisable at any time and from time to time commencing the date hereof (“Commencement Date”) and ending at 5:00 p.m., Eastern Time on June 15, 2012 (the “Expiration Date”), in whole or from time to time in part, at the option of the Warrant Holder, upon surrender of this Warrant to the Company together with a duly completed Notice of Exercise in the form attached hereto and payment of an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Units then being purchased upon such exercise.

2.2 Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2.1. At such time, the person or persons in whose name or names any certificates for Warrant Units shall be issuable upon such exercise as provided in Section 2.3 below shall be deemed to have become the holder or holders of record of the Warrant Units represented by such certificates.

2.3 Within three business days after the exercise of the purchase right represented by this Warrant, the Company at its expense will use its reasonable best efforts to cause to be issued in the name of, and delivered to, the Warrant Holder, or, subject to the terms and conditions hereof, to such other individual or entity as such Warrant Holder (upon payment by such Warrant Holder of any applicable transfer taxes) may direct:

(a) a certificate or certificates for the number of full Warrant Units to which such Warrant Holder shall be entitled upon such exercise , and

(b) in case such exercise is in part only, a new Warrant or Warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of Units currently stated on the face of this Warrant minus the number of such Units purchased by the Warrant Holder upon such exercise as provided in Section 2.2 (in each case prior to any adjustments made thereto pursuant to the provisions of this Warrant).

3. REGISTRATION AND TRANSFER ON COMPANY BOOKS.

3.1 The Company (or an agent of the Company) will maintain a register containing the names and addresses of the Warrant Holders. Any Warrant Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

3.2 The Company shall register upon its books any transfer of a Warrant upon surrender of same as provided in Section 5.

4. RESERVATION OF UNITS. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such Warrant Units and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. As long as the Warrant shall be outstanding, the Company shall use its commercially reasonable efforts to cause all Warrant Units issuable upon exercise of the Warrants to be listed (subject to official notice of issuance) on each Exchange (or, if applicable on Nasdaq, NASD OTC Bulletin Board or Pink Sheets, LLC or any successor electronic quotation service and trading market) on which the Company's Membership Interests are then listed and/or quoted, if any.

5. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OR MUTILATION OF WARRANTS. This Warrant is exchangeable, without expense, at the option of the Warrant Holder, upon presentation and surrender hereof to the Company for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of Units purchasable hereunder. Subject to the terms of Sections 6 and 7, upon surrender of this Warrant to the Company at its principal office or at the office of its transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled. Subject to the terms of Sections 6 and 7, this Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Warrant Holder hereof. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant, the Company shall execute and deliver in lieu thereof a new Warrant of like tenor and date representing an equal number of Warrants.

6. LIMITATION ON EXERCISE AND SALES.

(a)  Each holder of this Warrant acknowledges that this Warrant and the Warrant Units have not been registered under the Securities Act, as of the date of issuance hereof. This Warrant only may be transferred in compliance with this Section 6 and Section 7. The Company shall be under no obligation to issue the Units covered by such exercise unless and until the Warrant Holder shall have executed the form of exercise annexed hereto that states that at the time of such exercise that it is then an “accredited investor” within the meaning of Rule 501 of Regulation D, is acquiring such Units for its own account, and will not transfer the Warrant Units unless pursuant to an effective and current registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act and any other applicable restrictions, in which event the Warrant Holder shall be bound by the provisions of a legend or legends to such effect that shall be endorsed upon the certificate(s) representing the Warrant Units issued pursuant to such exercise. In such event, the Warrant Units issued upon exercise hereof shall be imprinted with a legend in substantially the form provided in Section 7(b).

(b) Warrant Holder represents and warrants that it is acquiring this Warrant for its own account, for purposes of investment, and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act and the rules and regulations promulgated thereunder. Warrant Holder represents, warrants and agrees that it will not sell, exercise, transfer or otherwise dispose of this Warrant (or any interest therein) or any of the Units purchasable upon exercise hereof, except pursuant to (i) an effective registration statement under the Securities Act and applicable state securities laws or (ii) an opinion of counsel, satisfactory to Company, that an exemption from registration under the Securities Act and such laws is available. Warrant Holder further acknowledges and agrees that Company is not required, legally or contractually, so to register or qualify the Warrant or such Units or to take any action to make such an exemption available. Warrant Holder understands that Company will be relying upon the truth and accuracy of the representations and warranties contained in this Section 6 in issuing this Warrant and such Units without first registering the issuance thereof under the Securities Act or qualifying or registering the issuance thereof under any state securities laws that may be applicable.

(c) Warrant Holder acknowledges that (i) there is not now, and there may not be in the future, any public market for the Warrant, (ii) although there currently is not a public trading market for the Units, there can be no assurance that any such market will be created and sustained, and (iii) there can be no assurance that Warrant Holder will be able to liquidate its investment in Company. Warrant Holder represents and warrants that it is familiar with and understands the terms and conditions of Rule 144 promulgated under the Securities Act.

(d)  Warrant Holder represents and warrants to Company that (i) it has such knowledge and experience in financial and business matters as is necessary to enable it to evaluate the merits and risks of any investments in Company and is not utilizing any other person to be a purchaser representative in connection with evaluation of such merits and risks; and (ii) it has no need for liquidity in an investment in Company and is able to bear the risk of that investment for an indefinite period and to afford a complete loss thereof.

(e) Warrant Holder represents and warrants that it has had access to, and has been furnished with, all of the information it has requested from Company and has had an opportunity to review the books and records of Company and to discuss with management and members of the board of directors of Company the business and financial affairs of Company.

(f)  Warrant Holder agrees that at the time of each exercise of this Warrant, unless the issuance of Units issuable thereupon is pursuant to an effective registration statement under the Securities Act and under applicable state blue sky laws, Warrant Holder will provide Company with a letter embodying the representations and warranties set forth in subsections (b) through (e), in form and substance reasonably satisfactory to Company, and agrees that the certificate(s) representing any shares issued to it upon any exercise of this Warrant may bear such restrictive legend as Company may deem necessary to reflect the restricted status of such shares under the Securities Act unless Company shall have received from Warrant Holder an opinion of counsel to Warrant Holder, reasonably satisfactory in form and substance to Company and its counsel, that such restrictive legend is not required.

7. TRANSFER RESTRICTIONS.

(a) If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Warrant Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to counsel for the Company) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company, (iii) that transferee agree in writing with the Company to be bound by the terms and conditions of this Warrant applicable to the Warrant Holder and (iv) that the transferee be an “accredited investor” as defined in Regulation D promulgated under the Securities Act.

(b) The Units issuable on the exercise of the Warrant shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c) The Holder acknowledges that the Warrant Units acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

8. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF UNITS DELIVERABLE. The Exercise Price and the number of Warrant Units purchasable pursuant to each Warrant shall be subject to adjustment from time to time as hereinafter set forth in this Section 8:

(a) In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall issue any additional units of Membership Interest as a dividend or subdivide the number of outstanding Units into a greater number of units of Membership Interest, then in either of such cases, the then applicable Exercise Price per Warrant Unit purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of Warrant Units at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Company shall reduce the number of outstanding units of Membership Interest by combining such units into a smaller number of units of Membership Interest then, in such case, the then applicable Exercise Price per Warrant Unit purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number of Warrant Units at that time purchasable pursuant to this Warrant shall be proportionately decreased. If the Company shall, at any time during the life of this Warrant, declare a dividend payable in cash on its Membership Interest and shall at substantially the same time offer to its stockholders a right to purchase new units of Membership Interest from the proceeds of such dividend or for an amount substantially equal to the dividend, all units of Membership Interest so issued shall, for the purpose of this Warrant, be deemed to have been issued as a dividend. Any dividend paid or distributed upon the Membership Interests in units of any other class of securities convertible into units of Membership Interest shall be treated as a dividend paid in units of Membership Interest to the extent that units of Membership Interest are issuable upon conversion thereof.

(b) In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding units of Membership Interest, (or the Company or a successor corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation’s property and assets to any other corporation or corporations (any such other corporations being included within the meaning of the term “successor corporation” hereinbefore used in the event of any consolidation or merger of any such other corporation with, or the sale of all or substantially all of the property of any such other corporation to, another corporation or corporations), then, as a condition of such recapitalization, consolidation, merger or conveyance, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to purchase, upon the basis and on the terms and conditions specified in this Warrant, in lieu of the Warrant Units theretofore purchasable upon the exercise of this Warrant, such shares of stock, securities or assets, as may be issued or payable with respect to, or in exchange for, the number of Warrant Units theretofore purchasable upon the exercise of this Warrant had such recapitalization, consolidation, merger, or conveyance not taken place, and the exercise price for which shall have been appropriately adjusted to reflect the number of securities which the Warrant Holder is entitled to purchase in exchange for such Warrant; and in any such event, the rights of the Warrant Holder to any adjustment in the number of Warrant Units purchasable upon the exercise of this Warrant, as herein provided, shall continue and be preserved in respect of any stock which the Warrant Holder becomes entitled to purchase.

(c) In case the Company at any time while this Warrant shall remain unexpired and unexercised shall sell all or substantially all of its property or dissolve, liquidate, or wind up its affairs, lawful provision shall be made as part of the terms of any such sale, dissolution, liquidation or winding up, so that the holder of this Warrant may thereafter receive upon exercise hereof in lieu of each Warrant Unit that it would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each Unit of the Company, provided, however, that in any case of any such sale or of dissolution, liquidation or winding up, the right to exercise this Warrant shall terminate on a date fixed by the Company; such date so fixed to be not earlier than 5:00 p.m., Eastern Time, on the forty-fifth day next succeeding the date on which notice of such termination of the right to exercise this Warrant has been given by mail to the registered holder of this Warrant at its address as it appears on the books of the Company.

9. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may, at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Managing Members of the Company and/or extend the date of the expiration of the Warrants.

10. RIGHTS OF THE HOLDER. The Warrant Holder shall not, by virtue hereof, be entitled to any rights of a member in the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein. This Warrant does not entitle the Holder to any voting rights or other rights as a member of the Company prior to the Exercise Date and then only with respect to the Warrant Units to be issued with respect thereto.

11. NOTICES OF RECORD DATE. In case:

(a) the Company shall take a record of the holders of its Units (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any Membership Interests or any other securities, or to receive any other right, or

(b) of any capital reorganization of the Company, any reclassification of the equity capital of the Company, any consolidation or merger of the Company with or into a corporation or other entity (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Warrant Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Units (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their Units (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice, provided that the failure to mail such notice shall not affect the legality or validity of any such action.

12. SUCCESSORS. The rights and obligations of the parties to this Warrant will inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, pledgees, transferees and purchasers.

13. CHANGE OR WAIVER. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against whom enforcement of the change or waiver is sought.

14. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

15. Governing Law. This Warrrant shall be governed by and construed in accordance with the laws of the State of California. Any action or litigation brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts or in the federal courts located in the state of California prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

16. MAILING OF NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given one (1) business day after delivery to an overnight carrier with instructions to deliver to the applicable address set forth below, or, if sent by facsimile, upon receipt of a confirmation of delivery:

Registered Holder:	To his or her last known address as indicated on the Company’s books and records.

The Company:	DrTattoff, LLC
8500 Wilshire Blvd,
Beverly Hills CA 90211
Attention: James Morel, President
Fax: 310-659-4159

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of July __, 2007

DRTATTOFF, LLC

By:	/s/ James Morel
Name:	James Morel
Title:	CEO

Notice of Exercise
To Be Executed by the Warrant Holder
In Order to Exercise Warrants

TO: Dr. Tattoff, LLC

The undersigned hereby: (1) irrevocably subscribes for and offers to purchase _______ Units (“Units”), of DrTattoff, LLC, pursuant to Warrant No. ___ heretofore issued to ___________________ on July 20, 2007 and (2) encloses a cash payment of $__________ representing the aggregate exercise price for such Unitss.

The undersigned hereby represents and warrants to the Company that it is an “Accredited Investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and is acquiring these securities for its own account and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same. The undersigned further represents that it does not have any contract, agreement, understanding or arrangement with any person to sell, transfer or grant the Units issuable under this Warrant. The undersigned understands that the shares it will be receiving are “restricted securities” under Federal securities laws inasmuch as they are being acquired from DrTattoff, LLC, in transactions not including any public offering and that under such laws, such shares may only be sold pursuant to an effective and current registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act and any other applicable restrictions, in which event a legend or legends will be placed upon the certificate(s) representing the Units issuable under this Warrant denoting such restrictions. The undersigned understands and acknowledges that the Company will rely on the accuracy of these representations and warranties in issuing the securities underlying the Warrant.

[warrant notice of exercise signature page to follow]

Exhibit 10.18

[warrant notice of exercise signature page]

Date:

Warrant Holder Name:

Taxpayer Identification Number:

By:

Printed Name:

Title:

Address:

Note: The above signature should correspond exactly with the name on the face of this Warrant or with the name of assignee appearing in assignment form below.

AND, if said number of shares shall be less than the total number of shares purchasable under the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash and delivered to the address stated above.

ASSIGNMENT FORM
To be executed by the Warrant Holder
In order to Assign Warrants

FOR VALUE RECEIVED,____________________________________ hereby sell, assigns and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

(Please print or type name and address)

______________________ of the Warrants represented by this Warrant, and hereby irrevocably constitutes and appoints ________________________ Attorney to transfer this Warrant on the books of the Company, with full power of substitution in the premises.

Dated:______________________
(Signature of Registered Holder)

In addition to executing this Assignment Form, the Warrant Holder and the transferee must comply with the other requirements for transfer set forth in Sections 6 and 7 of the Warrant.

CERTIFICATION OF STATUS OF TRANSFEREE
TO BE EXECUTED BY THE TRANSFEREE OF THIS WARRANT

The undersigned transferee hereby certifies to the registered holder of this Warrant and to DR. TATTOFF, LLC that the transferee is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

Dated:_____________________
(Signature of Transferee)